UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 26, 2013

Prudential Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

Pennsylvania	000-51214	68-0593604
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 West Oregon Avenue, Philadelphia, Pennsylvania		19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07           Submission of Matters to a Vote of Security Holders

(a)           A special meeting of shareholders of Prudential Bancorp, Inc. of Pennsylvania (the “Company”), was held on September 26, 2013.

(b)          There were 10,023,495 shares of common stock outstanding and entitled to vote at the special meeting, including 7,478,062 shares of common stock owned by the Prudential Mutual Holding Company (the “MHC”). The matters considered and voted on by the shareholders at the special meeting and the vote of the shareholders were as follows:

1.
Proposal to approve a Plan of Conversion and Reorganization and the transactions contemplated thereby pursuant to which, among other things, Prudential Bancorp, Inc., a newly formed Pennsylvania corporation (“Prudential Bancorp-New”), will offer and sell shares of its common stock, and shares of common stock of the Company currently held by shareholders other than the MHC will be exchanged for shares of common stock of Prudential Bancorp–New upon the conversion of Prudential Savings Bank (the “Bank”), the MHC and the Company from the mutual holding company structure to the stock holding company form.

	VOTES “FOR”
TOTAL	OTHER THAN			BROKER
“FOR”	MHC	AGAINST	ABSTAIN	NON-VOTES
9,060,225	1,582,163	49,882	859	28,102

2.
Proposal to approve a provision in the articles of incorporation of Prudential Bancorp-New requiring a super-majority shareholder approval for mergers, consolidations and similar transactions, unless they have been approved in advance by at least two-thirds of the board of directors of Prudential Bancorp-New.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,656,847	444,925	9,134	28,102

3.
Proposal to approve a provision in the articles of incorporation of Prudential Bancorp-New requiring a super-majority shareholder approval of amendments to certain provisions in the articles of incorporation and bylaws of Prudential Bancorp-New.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,733,091	367,681	10,134	28,102

In connection with the special meeting, the Company also solicited proxies with respect to a proposal to adjourn the special meeting, if necessary, to solicit additional proxies in the event that there were not sufficient votes at the special meeting to approve the Plan of Conversion and Reorganization.  The adjournment proposal was withdrawn and not submitted to shareholders at the special meeting because the shareholders of the Company approved the Plan of Conversion and Reorganization by the requisite vote at the special meeting.

Item 8.01           Other Events.

The Plan of Conversion and Reorganization also was approved by the depositors of the Bank at a special meeting thereof held on September 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRUDENTIAL BANCORP, INC. OF
PENNSYLVANIA

Date: September 27, 2013	By:	/s/Joseph R. Corrato
Joseph R. Corrato
Executive Vice President and Chief Financial Officer